Exhibit 99.2
1 Certain statements in this presentation constitute "forward-looking statements." When used in this presentation and in the prepared remarks during our February 25th conference call, as well as in response to the questions during the conference call, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, those related to our first quarter 2011 guidance, including revenue, Guest Entertainment revenue per room, adjusted operating cash flow, net income (loss) and free cash flow, are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including general financial conditions; the economic condition of the lodging industry, which can be particularly affected the financial conditions referenced above, as well as by high gas prices, levels of unemployment, consumer confidence, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for our products and services; programming availability, timeliness, quality and costs; technological developments by competitors; developmental costs, difficulties and delays; relationships with customers and property owners, in particular as we reduce capital investment; the availability of capital to finance growth; compliance with credit facility covenants; the impact of governmental regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. For any of the foregoing reasons, our guidance and our actual financial results may not meet our expectations. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Free Cash Flow Up 23% $80 Million in 2010 v. $65 Million in 2009 Substantial Value at $2.00 Per Fully Diluted Share Balance Sheet Strengthened Debt Down 21% ($96 million) during 2010 Leverage Ratio Now at 3.35x (Net Debt) Strategic Initiatives Driving Growth Diversified Revenue Initiatives up 7.8% (per room) with Expanded Margins - Hotel Services, Advertising Services and Healthcare High Definition Interactive Rooms Expanding - 60% Higher Revenue than Analog (per room) - Now in 270,000 Rooms - Successful Launch of Envision Platform Broadband Relaunch with Docomo InterTouch and Nomadix Alliance 2 2010 Financial & Strategic Highlights

3 (CHART) $452.2 $484.5 Guest Entertainment Diversified Revenues Total Revenue Down 6.7% Increased Revenue from: Hotel Services +3% Advertising +43% Healthcare +9% Growth Initiatives Generate $194 Million (43% of Total Revenue) Impactful Revenue Diversification Q4 Highlight: Diversified Revenues Increase to 45% of Total Revenue Highest Level in Company History Revenue ($ in millions)

4 2010 Revenue Per Room Comparison Diversified Revenues - Up 7.8% - Growth in Strategic Initiatives Offset Nearly 60% of the Decline in Guest Entertainment per Room Hotel Services - Expanding HD Free-To-Guest Room Base Advertising Services - Continued Success of Channel Carriage Program

5 Q4 Revenue Per Room Comparison Diversified Revenues - Up 13.1% - Growth in Strategic Initiatives Offsets 100% the Decline in Guest Entertainment Hotel Services - Expanding HD Free-To-Guest Room Base Systems Sales - System Design, Sales and Installation Advertising Services - Continued Success of Channel Carriage Program - Increase in General Advertising

High Definition Superior Performance HD Rooms = 60% Higher Revenue per Month vs. Analog Rooms 53% More Guest Entertainment 80% More TV Programming High Definition Revenue Lift - Meeting Traveler's Expectations Solid Return on Capital Investment $175 - $225 Investment per Room Capital Returned within 18 to 24 Months New 5-7 Year Contracts Upon Signing / Renewal HD Systems Now in 270,000 Rooms (16% of Room Base) Significant Revenue Opportunity as HD Penetration Increases Guest Entertainment TV Programming 2010 Revenue Per Room Per Month 6 +60%

7 2010: Expanded Gross Margins Strong Gross Margin Performance Across All Service Lines Guest Entertainment - Improved by Lower Hotel Commissions Advertising Services - Revenue Growth With Reduced Cost Structure

Managing Operating Expenses (CHART) Disciplined Expense Control Down 18% from 2008 Levels Invested in Growth Areas: - Healthcare - Advertising - Product Development Continued Reduction in Opex with January 2011 Restructuring 8 $110.6 $88.1 $91.1 Operating Expenses ($ in millions)

Profitability Metrics * Adjusted Operating Cash Flow Definition - see slide 20 Maintaining High Operating Margins Diversification Initiatives and Reductions in Operating Cost Structure Tempers Decline in Guest Entertainment Revenues 9 $112.9 $124.3 $118.8 $115.1 $109.5 (CHART) 25.7% 24.2% 24.6% 24.7% 25.0% Adjusted Operating Cash Flow (Trailing Twelve Months, $ in millions)

Profitability Metrics Operating Income Up $28.5 Million Over 2008 - Lower D&A Net Loss Per Share Improved 67% over 2008 - Lower D&A and Interest Expense 10 (CHART) $(2.16) $(0.71) $(0.59) Net Loss Per Common Share ($ in millions) $(1.00)* * Without one-time benefit from debt acquisition in 2009 v (CHART) $23.4 $(5.1) $21.7 Operating Income ($ in millions)

Free Cash Flow Up 23% Strong Operating Cash Flow Generation from Installed Base of 1.8 Million Rooms Fewer HD Installations at Lower Per Room Cost Working Capital Management Lower Interest Expense $25.4 $64.8 $79.9 Strong Free Cash Flow Generation 11 Free Cash Flow (in millions)

Free Cash Flow Analysis* *Free Cash Flow Definition see slide 20 ** Share Count with Preferred Stock Converted 39.66mm Shares Annual Comparison 12

(CHART) 4.22x 3.68x 3.35x * Debt, Net of Cash Net Debt* & Leverage Ratio ($ in millions) Debt Reduced by $96.5 Million in 2010 Net Debt at $365.2 Million 95% of Cash from Operations Used to Pay Down Debt in 2010 Decreasing Debt 13

Reducing Leverage 14 Leverage Summary ($ in millions)

Q1 2011 Financial Guidance Reflects: Guest Entertainment Revenue Per Room -4% to -9% vs. Q1 '10 15

16 2011: Positioned for Growth Envision: "Cloud Connected" Interactive Television Reinventing the In-Room Experience First Installation in January - Exceptional Performance Power Portal - Enables eCompendium - Hotel Info & Marketing Integration Engine - Supports "On TV" Room Service Ordering FlyteTracker - Access Up-to-date Flight Information on the TV CitySearch - Find out about Local Restaurants, Attractions and More Mid-Year 2011 - Addition of Internet Entertainment Apps

17 2011: Positioned for Growth LodgeNet Mobile App: Marketing Testing Basic Version: Turns Smart Phone into LodgeNet Remote Control - Channel Listing Specific to Hotel - Direct Channel Change - Browser Entertainment Options - Buy and Start Movie Future: Apps Beyond the Guestroom - Integrate with Hotels' Mobile App - Create Direct Consumer Relationship Beyond Room

18 2011: Positioned for Growth VOD 2.0: Spring Launch Repositioning & Relaunching Guest Entertainment Tiered Pricing New On-Screen Look Marketing Earliest Window (streaming) Revenue Opportunity from: More Guests into the System Higher Purchase Rates

LodgeNet 2011: Positioned for Growth

DoCoMo interTouch: Strategic Broadband Alliance

- **Server and Software**
  - Patented Technology, 50,000 Deployed Globally
  - Fully-Featured Software Functionality
  - Future Road Map Consultation
- **LodgeNet Conference Services Software**
  - Licensed to DoCoMo interTouch for International Markets
- **International Cooperation**
  - DoCoMo interTouch largest iTV operator in Asian market
  - LodgeNet global leadership in iTV technology

NTT docomo
DOCOMO interTouch
NOMADIX™

19

20 Reconciliation of Free Cash Flow Cash from Operations Less: Cash Used for Investing Activities, including Growth-Related Capital Equals: Free Cash Flow Reconciliation of Operating Income to Adjusted Operating Cash Flow Operating Income Plus: Depreciation and Amortization Plus: Amortization of Purchase Intangibles Plus: Restructuring Charges and Integration Expenses Plus: Share-Based Compensation Plus: Debt Issuance Costs Equals: Adjusted Operating Cash Flow